EXHIBIT 99.1

 The following certification is provided by the undersigned Chief Executive Officer of United Financial Mortgage Corp. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C.
 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                CERTIFICATION

 In connection with the Quarterly Report of United Financial Mortgage Corp. (the "Company") on Form 10-QSB for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on September 12, 2002, (the "Report"), I, Joseph Khoshabe, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2)  The information contained  in the Report  fairly presents, in  all
           material  respects,  the  financial   condition  and  results   of
           operations of the Company.



 Date: September 12, 2002      /s/  Joseph Khoshabe
                               ------------------------------------
                               Joseph Khoshabe
                               Chairman and Chief Executive Officer